UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 1, 2005
Ciena Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-21969	23-2725311

(Commission File Number)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD	21090

(Address of Principal Executive Offices)	(Zip Code)
(410) 865-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On November 1, 2005, based upon authorization of the Compensation Committee of the Board of Directors, Ciena Corporation issued equity compensation awards, in the form of stock options, restricted stock units and performance stock units, to Ciena’s “named executive officers” and executive officers. A summary of the equity awards granted by the Compensation Committee is set forth below:

		Stock	Restricted	Performance
Name	Title	Options (1)	Stock Units (1)	Share Units (1)

Gary B. Smith	President and Chief Executive Officer	750,000	325,000	175,000

Joseph R. Chinnici	Sr. Vice President, Finance and Chief Financial Officer	250,000	100,000	50,000

James Collier	Sr. Vice President, Worldwide Sales	225,000	75,000	50,000

Arthur Smith, Ph.D.	Chief Operating Officer	325,000	150,000	50,000

Russell B. Stevenson, Jr.	Sr. Vice President and General Counsel	200,000	80,000	35,000

Stephen B. Alexander	Chief Technology Officer, Sr. Vice President, Products & Technology	275,000	150,000	50,000

(1)	The forms of agreements relating to the equity compensation awards above have been filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated by reference into this Item 1.01.
     On October 26, 2005, the Board of Directors approved the prospective issuance of stock option and restricted stock unit awards to non-employee members of the Board of Directors serving at the time of issuance of such awards. The equity compensation awards are to be granted annually from the Ciena Corporation 2000 Equity Incentive Plan to non-employee directors on the date of Ciena’s annual meeting of stockholders in the amounts set forth below:

Restricted Stock Unit Grants to Non-Employee Directors	7,500
Stock Option Grants to Non-Employee Directors	22,500
The forms of agreements relating to the prospective grant of stock options and restricted stock units to non-employee directors have been filed as in Exhibits 10.4 and 10.5 to this Form 8-K and are incorporated by reference into this Item 1.01.
ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On November 4, 2005, Ciena Corporation publicly announced the appointment of Arthur Smith, Ph.D. as Chief Operating Officer. Dr. Smith, age 39, has served as Senior Vice President of Global Operations of Ciena since September 2003. Dr. Smith served as Senior Vice President of Worldwide Customer Services and Support from June 2002 to September 2003 and as Senior Vice President of the Core Transport Division from May 2001 through June 2002. Prior to May 2001, Dr. Smith held engineering management positions in the Core Transport Division of Ciena Corporation, which he joined in 1997. A copy of the press release announcing this appointment is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (c) The following exhibits are being filed herewith:

Exhibit Number	Description of Document
10.1	Form of stock option grant agreement for executive officers under Ciena Corporation 2000 Equity Incentive Plan

10.2	Form of restricted stock unit agreement for executive officers under Ciena Corporation 2000 Equity Incentive Plan

10.3	Form of performance share unit agreement for executive officers under Ciena Corporation 2000 Equity Incentive Plan

10.4	Form of stock option agreement for non-employee directors under Ciena Corporation 2000 Equity Incentive Plan

10.5	Form of restricted stock unit agreement for non-employee directors under Ciena Corporation 2000 Equity Incentive Plan

99.1	Press Release issued November 4, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: November 4, 2005	By:	/S/ Russell B. Stevenson, Jr.

Russell B. Stevenson, Jr.
Senior Vice President, General Counsel and
Secretary

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